UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:  May 25, 2011

MIDDLESEX WATER COMPANY
(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
(Address of principal executive offices, including zip code)

(732)-634-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.07.             Submission of Matters to a Vote of Security Holders

Middlesex Water Company held its Annual Meeting of Shareholders on May 24, 2011.  The following directors were re-elected to the board: John R. Middleton, M.D., Engaged in Private Practice, Infectious Diseases and formerly Chair of the Department of Medicine and former Chief Medical Officer of Raritan Bay Medical Center, and Jeffries Shein, Managing Partner, JGT Management Company, LLC.   The following new directors were elected: James Cosgrove, Jr. P.E., Principal, Omni Environmental LLC and Amy Mansue, President and CEO of Children’s Specialized Hospital.  Each of these directors will serve a term of office of three years, except that Ms. Mansue will stand for re-election in May 2013 as a Class II Director whose term expires in 2013. The certified results of the matters voted upon at the meeting, which are more fully described in our Company’s April 12, 2011 proxy statement, are as follows:

Description of Matters Submitted

Proposal No. 1
Election of Directors	For	Withheld	Broker Non-Votes

James Cosgrove, Jr.	8,329,271	160,901	5,067,525
Amy B. Mansue	8,323,664	166,508	5,067,525
John Middleton, M.D.	8,014,116	476,056	5,067,505
Jeffries Shein	8,010,481	479,691	5,067,525

Proposal No. 2
Ratification of the appointment by the Audit Committee of Parente Beard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Withheld	Abstain
13,388,015	112,813	56,869

Description of Matters Submitted

Proposal No. 3
To approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
7,498,277	660,907	330,988	5,067,525

Description of Matters Submitted

Proposal No. 4
To provide a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote to approve the compensation of the Company’s named executives.

One Year	Two Years	Three Years	Abstain
6,490,786	77,25	1,525,854	396,276

The vote results indicate that a majority of the votes cast were cast in favor of conducting the advisory vote on executive compensation on an annual basis.  In light of this vote, and consistent with the Company’s recommendation as described in its 2011 proxy statement, the Company’s Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

Item 8.01  Other Events

On May 24, 2011, Middlesex Water Company held its 2011 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey.  Announcement of voting results at which shareholders elected a slate four directors and ratified the Audit Committee’s appointment of Parente Beard LLC as the independent registered public accounting firm for 2011 as described above.
Management’s presentation at the Annual Meeting of Shareholders will be available for viewing for viewing for 30 days at the company’s website: www.middlesexwater.com on the Presentations/Interviews page of the Investor Relations section.  The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

News Release
On May 25, 2011, the Company issued a press release describing the voting results of shareholders at the annual meeting, the election of directors, the ratification by shareholders of the appointment of Parente Beard LLC as the Company’s independent auditors for the year ending December 31,2011.  A copy of the Company’s press release dated May 25, 2011 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders May 24, 2011

99.2	Company press release dated May 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/Kenneth J. Quinn
Kenneth J. Quinn
Vice President, General Counsel,
Secretary and Treasurer

Dated:    May 25, 2011
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